EXHIBIT 99.1


                                      McCLAIN INTERNATIONAL, INC.
                                       CONDENSED BALANCE SHEETS


                                                                   JUNE 30,             DECEMBER 31,
                                                                     1998                   1997
                                                               ----------------      ------------------
                            ASSETS                               (unaudited)

Current Assets:
  Cash                                                         $      1,555,000      $        2,790,000
  Receivables                                                         2,387,000               1,775,000
  Inventory                                                           1,140,000               1,070,000
  Prepaid expenses                                                       12,000                  17,000
                                                               ----------------      ------------------
    Total current assets                                              5,094,000               5,652,000
                                                               ----------------      ------------------

Property, plant and equipment                                         4,082,000               3,983,000
  Less accumulated depreciation                                       2,815,000               2,641,000
                                                               ----------------      ------------------
    Property, plan and equipment, net                                 1,267,000               1,342,000
Other assets                                                            164,000                  93,000
                                                               ----------------      ------------------

    Total assets                                               $      6,525,000      $        7,087,000
                                                               ================      ==================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                             $        240,000      $          214,000
  Accrued expenses                                                      171,000                 637,000
                                                               ----------------      ------------------
    Total current liabilities                                           411,000                 851,000
                                                               ----------------      ------------------

Commitments and contingencies:
Shareholders' equity:
  Common stock                                                          111,000                 111,000
  Capital in excess of par                                              198,000                 198,000
  Retained earnings                                                   5,805,000               5,927,000
                                                               ----------------      ------------------
    Total shareholders' equity                                        6,114,000               6,236,000
                                                               ----------------      ------------------

    Total liabilities and shareholders' equity                 $      6,525,000      $        7,087,000
                                                               ================      ==================



See notes to condensed financial statements.

                                        McCLAIN INTERNATIONAL, INC.
                                     CONDENSED STATEMENTS OF OPERATIONS
                                                (unaudited)



                                                        SIX MONTHS ENDED JUNE 30,
                                                    1998                         1997
                                              ----------------------------------------------
Net sales                                     $      6,718,000             $      5,263,000
                                              ----------------             ----------------

Operating costs and expenses:
  Cost of sales                                      3,008,000                    2,165,000
  Selling, general and administrative                  910,000                      743,000
                                              ----------------             ----------------

Total operating costs and expenses                   3,918,000                    2,908,000
                                              ----------------             ----------------

Income from operations                               2,800,000                    2,355,000

Interest expense                                             -                            -
Interest and other income                               77,000                       53,000
                                              ----------------             ----------------

Income before income taxes                           2,877,000                    2,408,000

Income tax expense                                           -                            -
                                              ----------------             ----------------

Net income                                    $      2,877,000             $      2,408,000
                                              ================             ================



See notes to condensed financial statements.

                                        McCLAIN INTERNATIONAL, INC.
                                     CONDENSED STATEMENTS OF CASH FLOWS
                                                (unaudited)



                                                                         SIX MONTHS ENDED JUNE 30,
                                                                     1998                         1997
                                                               ---------------------------------------------
Net Cash Flows from Operations:
  Net Income                                                   $      2,877,000             $      2,408,000
                                                               ----------------             ----------------
  Adjustments to reconcile net income
   to cash provided by operating
   activities:
     Depreciation                                                       174,000                      111,000
     Increase in cash value of life insurance                           (35,000)                     (16,000)
     Accounts receivable                                               (612,000)                    (370,000)
     Inventory                                                          (70,000)                    (235,000)
     Note receivable - stockholder                                            -                       (4,000)
     Other current assets                                                 5,000                       26,000
     Accounts payable and accrued expenses                             (440,000)                    (346,000)
     Other                                                              (33,000)                       6,000
                                                               ----------------             ----------------
  Total adjustments                                                  (1,011,000)                    (828,000)
                                                               ----------------             ----------------
  Net cash provided by operating activities                           1,866,000                    1,580,000
                                                               ----------------             ----------------

Cash flows from investing activities:
  Purchases of property, plant and equipment                            (99,000)                    (332,000)
  (Increase)/Decrease in other long-term assets                          (3,000)                       3,000
                                                               ----------------             ----------------
  Net cash (used in) investing activities                              (102,000)                    (329,000)
                                                               ----------------             ----------------

Cash flows from financing activities:
  Dividends paid                                                     (2,999,000)                  (2,600,000)
                                                               ----------------             ----------------

Net (decrease) in cash                                               (1,235,000)                  (1,349,000)

Cash - beginning of year                                              2,790,000                    2,831,000
                                                               ----------------             ----------------

Cash - end of period                                           $      1,555,000             $      1,482,000
                                                               ================             ================



See notes to condensed financial statements.

                           McCLAIN INTERNATIONAL, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                 FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997



1. The accompanying unaudited condensed financial statements have been prepared as interim financial statements as of and for the six months ended June 30, 1998. Therefore, the accompanying unaudited condensed financial statements do not include all information and footnotes normally included in annual financial statements and should be read in conjunction with the financial statements for the year ended December 31, 1997. In the opinion of management, the unaudited condensed financial statements contain all adjustments (consisting of only normal recurring accruals) necessary for a fair presentation of the condensed balance sheets and condensed statements of operations and cash flow for such interim periods presented. The results of operations for the six months ended June 30, 1998, are not necessarily indicative of the results which may be expected for the entire fiscal year.

2. Inventories are comprised of the following:

                                           JUNE 30,              DECEMBER 31,
                                             1998                    1997
                                       ----------------        -----------------

         Finished goods                $        173,000        $         231,000
         Work in process                        570,000                  631,000
         Raw materials                          397,000                  208,000
                                       ----------------        -----------------
                                       $      1,140,000        $       1,070,000
                                       ================        =================

3. Supplemental disclosures of cash flow information for the six months ended June 30, 1998 and 1997 are as follows:

     Fiscal 1998 non-cash investing and financing activities include purchases of property, plant and equipment totaling $99,000, and dividends paid of $2,999,000. Fiscal 1997 non-cash investing and financing activities include purchases of property, plant and equipment totaling $332,000, and dividends paid of $2,600,000.